                                                                     EXHIBIT 4.8

                          FORM OF WARRANT CERTIFICATE


                      WALDEN RESIDENTIAL PROPERTIES, INC.

No.                             Series B Warrants             CUSIP NO.
   ----------------------------                                         --------

                       WARRANTS TO PURCHASE COMMON STOCK

         This certifies that ___________, or its registered assigns, is the owner of the number of Series B Warrants set forth above, each of which represents the right to purchase, on or after October 1, 1998, from WALDEN RESIDENTIAL PROPERTIES, INC., a Maryland corporation ('Walden"), one-third (1/3) of a share of Common Stock, par value $.01 per share (the "Common Stock"), of Walden at the purchase price (as adjusted from time to time, the "Exercise Price") of $26.875 per share of Common Stock (subject to adjustment as provided in the Warrant Agreement hereinafter referred to), upon surrender hereof at the office of BOSTON EQUISERVE L.P. or to its successor as the warrant agent under the Warrant Agreement hereinafter referred to (any such warrant agent being herein called the "Warrant Agent"), with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full (by wire transfer or by certified or official bank or bank cashier's check payable to the order of Walden, or by the surrender of Warrants having an aggregate Spread (as defined in the Warrant Agreement) equal to the Exercise Price of the Warrants being exercised) of the purchase price for the share(s) as to which the Warrant(s) represented by this Warrant Certificate are exercised, all subject to the terms and conditions hereof and of the Warrant Agreement. Notwithstanding the foregoing, Walden shall have the right to not allow an exercise of any Warrants in the event the Registration Statement is not effective arid available at the time Warrants are exercised, unless prior to the exercise of such Warrants, the Holder thereof furnishes to the Warrant Agent and Walden such certifications, legal opinions or other information as either of them may reasonably require to confirm that such exercise is being made pursuant to an exemption from the registration requirements of the Securities Act.

         This Warrant Certificate is issued under and in accordance with a Series B Warrant Agreement dated as of October 1, 1997 (the "Warrant Agreement"), between Walden and the Warrant Agent, and is subject to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of Walden and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement.

         All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

         150 Royall Street
         Canton, Massachusetts  02021
         Attention:  Reorganization Department

         A "Repurchase Event", as defined in the Warrant Agreement, shall be deemed to occur on any date when Walden (i) consolidates or merges into or with another Person (but only where the holders of Common Stock receive consideration in exchange for all or part of such Common Stock other than common stock in the surviving Person) if the Common Stock, (or other securities) thereafter, issuable upon exercise of the Warrants is not registered under the Exchange Act or (ii) sells all or substantially all of its assets to another Person if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act; provided that in

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each case a "Repurchase Event" will not be deemed to have occurred if the consideration for the Common Stock in such transaction consists solely of cash.

         Following a Repurchase Event, Walden must make an offer to repurchase all outstanding Warrants (a "Repurchase Offer"). If Walden makes a Repurchase Offer, Holders may, until the Expiration Date of such offer, surrender all or part of their Warrants for repurchase by Walden.

         Warrants received by the Warrant Agent in proper form during a Repurchase Offer will, except as otherwise provided in the Warrant Agreement, be repurchased by Walden at a price in cash (the "Repurchase Price") equal to the value on the Valuation Date relating thereto of the Common Stock and other securities or property which would have been delivered upon exercise of the Warrants had the Warrants been exercised, less the Exercise Price (whether or not the Warrants are then exercisable). The value of such Common Stock and other securities will be (i) if the Common Stock (or other class of securities) is registered under the Exchange Act, determined based upon the average of the closing sales prices of the Common Stock (or other securities) for the 20 consecutive trading days immediately preceding such Valuation Date or, if the Common Stock (or other securities) have been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available or (ii) if the Common Stock (or other class of securities) is not registered under the Exchange Act or if the value cannot otherwise be computed under clause (i) above, determined by the Independent Financial Expert (as defined in the Warrant Agreement), in each case as set forth in the Warrant Agreement.

         The "Valuation Date" with respect to a Repurchase Offer is the date five Business Days prior to the date notice of such Repurchase Offer is first given.

         If Walden fails to make or complete a Repurchase Offer (a "Default") as required by the Warrant Agreement, it shall be obligated to increase the amount otherwise payable pursuant to the Warrant Agreement in respect of the Repurchase Offer by an amount equal to interest thereon at a rate per annum of 12% from the date of the Default to the date of payment, which interest shall compound quarterly.

         If Walden merges or consolidates with or into, or sells all or substantially all of its property and assets to, another Person solely for cash, or in the event of the dissolution, liquidation or winding up of Walden, the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price) or the amount payable pursuant to an outstanding Repurchase Offer if a Repurchase Offer is then outstanding or required, if higher.

         The number of shares of Common Stock purchasable upon the exercise of each Warrant and the price per share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the immediately preceding paragraph, in the event Walden merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of capital stock or other securities or the amount of money and other property which the holder of a share of Common Stock (or other securities or property issuable upon exercise of a Warrant) is entitled to receive upon completion of such merger, consolidation or sale.

         As to any final fraction of a share which the same Holder of one or more Warrants would otherwise be entitled to purchase upon exercise thereof in the same transaction, Walden shall pay the cash value thereof determined as provided in the Warrant Agreement.

         All Common Stock or other securities issuable by Walden upon the exercise of Warrants shall be validly issued, fully paid and nonassessable and Walden shall pay all taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of such shares or of other securities deliverable upon exercise of Warrants, Walden shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Stock, and in such case Walden shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Warrant Agent's and Walden's satisfaction that no tax or other charge is due.
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         This Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of Walden maintained by the Warrant Agent for such purpose, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to Walden and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, Walden will issue and the Warrant Agent will deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, Walden and the Warrant Agent may treat the Person in whose name the Warrants are registered as the absolute owner hereof for any purpose and the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding.

         This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

         Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of Walden, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive any notice of any proceedings of Walden except as provided in the Warrant Agreement.

         This Warrant Certificate shall be void and all rights evidenced hereby shall cease on December 31, 2007, unless sooner terminated by the liquidation, dissolution or winding up of Walden or as otherwise provided in the Warrant Agreement upon the consolidation or merger of Walden with, or sale of Walden to, another Person or unless such date is extended as provided in the Warrant Agreement.

         This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated:          , 199
        --------     --

                                             WALDEN RESIDENTIAL PROPERTIES, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Countersigned:

BOSTON EQUISERVE L.P.,
    as Warrant Agent


By:
   ---------------------------------
         Authorized Signatory
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                     FORM OF REVERSE OF WARRANT CERTIFICATE

                               SUBSCRIPTION FORM
                 (To be executed only upon exercise of Warrant)

To:
         The undersigned irrevocably exercises ____________ of the Warrants represented by the Warrant Certificate, each of which entitles the holder to purchase one-third (subject to adjustment) of a share of Common Stock, par value $.01 per share, of WALDEN RESIDENTIAL PROPERTIES, INC. and herewith makes payment of $__________ (such payment being by wire transfer or by certified or official bank or bank cashier's check payable to the order or at the direction of Walden Residential Properties, Inc., or by the surrender of Warrants having an aggregate Spread (as defined in the Warrant Agreement) equal to the Exercise Price of the Warrants being exercised), all at the exercise price and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:

                                       -----------------------------------------
                                       (Signature of Owner)


                                       -----------------------------------------
                                       (Street Address)


                                       -----------------------------------------
                                       (City)           (State)       (Zip Code)

                                       Signature Guaranteed By:(1)


                                       -----------------------------------------

Securities and/or check to be issued to:

Please insert social Security or identifying number:
Name:
Street Address:
City State and Zip Code:





-------------

(1) The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.

             FORM OF CERTIFICATE FOR SURRENDER FOR REPURCHASE OFFER
                           (To be executed only upon
                        repurchase of Warrant by Walden)

To:

         The undersigned, having received prior notice of the consideration for which WALDEN RESIDENTIAL PROPERTIES, INC. will repurchase the Warrants represented by the within Warrant Certificate, hereby surrenders the Warrant Certificate for repurchase by WALDEN RESIDENTIAL PROPERTIES, INC. of the number of Warrants specified below for the consideration set forth in such notice.

Dated:


                                  ----------------------------------------------
                                  (Number of Warrants to be Repurchased)


                                  ----------------------------------------------
                                  (Signature of Owner)


                                  ----------------------------------------------
                                  (Street Address)


                                  ----------------------------------------------
                                  (City)           (State)            (Zip Code)


                                  Signature Guaranteed By(2)


                                  ----------------------------------------------

Securities and/or check to be issued to:

Please insert social Security or identifying number:
Name:
Street Address:
City State and Zip Code:





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(2)      The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s):
                         ---------------------------------

Address:
        --------------------------------------------------

No. of Warrants:
                ------------------------------------------

and does hereby irrevocably constitute and appoint _______________________ the undersigned's attorney to make such transfer on the books of ______________ maintained for the purposes, with full power of substitution in the premises.

Dated:

                                     -------------------------------------------
                                     (Signature of Owner)


                                     -------------------------------------------
                                     (Street Address)


                                     -------------------------------------------
                                     (City)            (State)        (Zip Code)


                                     Signature Guaranteed By(3)


                                     -------------------------------------------





----------------

(3) The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.